Wedbush Securities California Dreamin' Consumer Management Access Conference
Dec 10 2013

READING

INTERNATIONAL

Safe Harbor Statement

Our comments today may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.

Financial Reconciliations

READING INTERNATIONAL

Use of EBITDA;

We use EBITDA in our evaluation of our performance since we believe that EBITDA provides a useful measure of financial performance and value. We believe this principally for the following reasons:

We believe that EBITDA is an industry comparative measure of financial performance. It is, in our experience, a measure commonly used by analysts and financial commentators who report on the cinema exhibition and real estate industries and a measure used by financial institutions in underwriting the creditworthiness of companies in these industries. Accordingly, our management monitors this calculation as a method of judging our performance against our peers and market expectations and our creditworthiness. Also, analysts, financial commentators and persons active in the cinema exhibition and real estate industries typically value enterprises engaged in these businesses at various multiples of EBITDA. Accordingly, we find EBITDA valuable as an indicator of the underlying value of our businesses. We expect that investors may use EBITDA to judge our ability to generate cash, as a basis of comparison to other companies engaged in the cinema exhibition and real estate businesses and as a basis to value our company against such other companies.

EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America and should not be considered in isolation or construed as a substitute for net income or other operations data or cash flow data prepared in accordance with accounting principles generally accepted in the United States for purposes of analyzing our profitability. The exclusion of various components such as interest, taxes, depreciation and amortization necessarily limit the usefulness of these measures when assessing our financial performance as not all funds depicted by EBITDA are available for management's discretionary use. For example, a substantial portion of such funds are subject to contractual restrictions and functional requirements to service debt, to fund necessary capital expenditures and to meet other commitments from time to time as described in more detail in this Annual Report on Form 10-K.

EBIT and EBITDA also fail to take into account the cost of interest and taxes. Interest is clearly a real cost that for us is paid periodically as accrued. Taxes may or may not be a current cash item but are nevertheless real costs which, in most situations, must eventually be paid. A company that realizes taxable earnings in high tax jurisdictions may, ultimately, be less valuable than a company that realizes the same amount of taxable earnings in a low tax jurisdiction. EBITDA fails to take into account the cost of depreciation and amortization and the fact that assets will eventually wear out and have to be replaced.

EBITDA, as calculated by us, may not be comparable to similarly titled measures reported by other companies.

Internationally Diversified Company

New Zealand



Australia



United States



Our Business

Develop, own, and operate internationally diversified entertainment and real property assets

- ❑ Cinema Exhibition









- ❑ Real Estate
  - ➢ Real estate development
  - ➢ Rental of retail, commercial and live theater assets.





Our Business





Cinema Exhibition:

- 56 Cinemas, 467 of screens
- 12th largest by market share in U.S., 26 Cinemas / 249 screens
- 4th largest by market share in Australia, 21 Cinemas / 165 screens
- 3rd largest by market share in New Zealand, 9 Cinemas / 53 screens

Real Estate:

- Undeveloped Real Estate Properties
  - Acreage 330.5
  - Gross Book Value $94.7Mil
- Developed Real Estate Properties
  - Rental 295,000 square footage
  - Entertainment 337,000 square footage
  - Parking Structure Space 2,448
  - Gross Book Value $195.3Mil
- Long-Term Leasehold Real Estate Holdings
  - Rental 10,000 square footage
  - Entertainment 159,000 square footage
  - Gross Book Value $18.8Mil

Business Synergies







Our two business segments complement one another :

- Comparatively consistent Cinema cash flows allow opportunistic acquisition and holding of real estate assets.
- Comparatively consistent Cinema cash flows help fund front-end real estate development cash demands.
- Friendly Landlord
  - Lease duration stability reduces cinema build-out & equipment investment risk.
  - Landlord controls quality of neighboring ancillary tenants.
- Friendly Tenant
  - Dependable anchor tenant attracts ancillary retail tenants.

Business Mix

Assets by Business


Corp.
6%
[3%]
Real
Estate
38%
[40%]
Cinema
Exhibit'n
56%
[57%]

Total: $428.6 Million

Revenue by Business


Real
Estate
8%
[8%]
Cinema
Exhibit'n
92%
[92%]

Total: $254.4 Million

Cinema Operations

READING INTERNATIONAL

We manage our worldwide cinema exhibition businesses under various different brands:



Reading Cinemas USA — READING CINEMAS

Angelika Film Center USA — ANGELIKA FILM CENTER

CONSOLIDATED THEATRES

CITY CINEMAS



Reading Cinemas AUS — READING CINEMAS



Reading Cinemas NZ — READING CINEMAS

Rialto Cinemas NZ — RIALTO CINEMAS

Cinema Exhibition Segment

Country		Wholly Owned	Con	Un	Man	Total
Australia	- Cinemas	18	2	1	0	**21**
	Screens	138	11	16	0	**165**
New Zealand	- Cinemas	7	0	2	0	**9**
	Screens	40	0	13	0	**53**
United States	- Cinemas	23	1	0	2	**26**
	Screens	237	3	0	9	**249**
Total	**- Cinemas**	**48**	**3**	**3**	**2**	**56**
	Screens	**415**	**14**	**29**	**9**	**467**

RDI Digital Integration

READING INTERNATIONAL

Cinedigm

BARCO

CHRISTIE

- US digitalized 25 out of 26 cinemas
  - Final cinema to be potentially digitalized by the end of 2013

- AU & NZ fully digitalized

Theater Name	Stadium Auditorium	Titan XC	Currently 3D Digital	Currently Digitalized	Digitalization over the Next 4Mths	# of Auditorium
United States	177	1	83	237	12	249
New Zealand	25	1	17	40	-	40
Australia	139	4	46	149	-	149
Total	341	6	146	426	12	438

Box Office Revenue



United States Australia and New Zealand
Industry - CAGR 3.58%
Reading - CAGR 12.13%
US, AU, & NZ Box Office (US $B)
12.0
10.0
8.0
6.0
4.0
2.0
-
Reading Box Office (US $ Mil)
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 Est.



US Cinemas

26 Cinemas
- 1 Freehold Cinemas
- 25 Leasehold Cinemas



United States Box Office Revenue
Industry - CAGR 3.10%
Reading - CAGR 13.54%
US Box Office (US $B)
Reading Box Office (US $ Mil)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 Est.



Hawaii
- Kahala
- Kapolei
- Koko Marina
- Ko'olau
- Mililani
- Pearlridge
- Ward
Kaahumanu
Manhattan
East 86th Street
Paris
Beekman
Cinemas 123
Village East
AFC NY
Tower
Rohnert Park
Valley Plaza
Cal Oaks
Carmel
Town Square
Grossmont
Gaslamp
AFC Dallas
AFC Plano
Manville
AFC Mosaic
Freehold Cinemas
Leasehold Cinemas

AU Cinemas

20 Cinemas
- 2 Freehold ETRC
- 3 Freehold Cinemas
- 15 Leasehold Cinemas

READING INTERNATIONAL

Australia Box Office Revenue



Industry - CAGR 8.41%
Reading - CAGR 9.90%
AU Box Office (US $B)
Reading Box Office (US $ Mil)
1.4
1.2
1.0
0.8
0.6
0.4
0.2
-
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 Est.



Northern Territory
Queensland
Western Australia
South Australia
New South Wales
Victoria
Tasmania
Townsville
Bundaberg
Redbank
Harbourtown
Dubbo
Maitland
Charlestown
Rhodes
Auburn
Rouse Hill
Belmont
Mandurah
Elizabeth
Westlakes
Sunbury
Epping
Melton
Chirnside
Waurn Ponds
Dandenong
Freehold ETRC
Freehold Cinemas
Leasehold Cinemas

NZ Cinemas

7 Cinemas
- 1 Freehold ETRC
- 3 Freehold Cinemas
- 3 Leasehold Cinemas



New Zealand Box Office Revenue
Industry - CAGR 8.97%
Reading - CAGR 15.40%
0.2
0.1
0.1
0.1
0.1
0.1
0.0
0.0
-
NZ Box Office (US $B)
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
Reading Box Office (US $ Mil)
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 Est.



BAY OF ISLANDS
AUCKLAND
Rotorua
NORTH ISLAND
Napier
Courtenay Central
WELLINGTON
Porirua
SOUTH ISLAND
CHRISTCHURCH
Palms
Queenstown
DUNEDIN
Invercargill
STEWART ISLAND
Freehold ETRC
Freehold Cinemas
Leasehold Cinemas

Cinema Growth Strategy

Ward
- Large Circuit Acquisition
- Largest Grossing Box Office in Hawaii
- 16 Screens - 100% digitalized
  - ✓ 7 Dolby Digital 3D
  - ✓ TITAN XC Screen
  - ✓ DOLBY ATMOS
  - ✓ Reserved seating



TITAN XC
DOLBY ATMOS

Cal Oaks
- Single Cinema Acquisition
- Acquired end of July 2011
- $4.2M
- 17 Screens - 100% digitalized
  - ✓ 4 Dolby Digital 3D



Dunedin
- Property Acquisition
- Reopen in mid 2014
- 6 Screens - 100% digitalized



AFC Mosaic
- Organic growth in Northern Virginia – Opened in Sep 2012
- State-of-the-art boutique cinema
- 8 Screens - 100% digitalized
  - ✓ 2 Dolby Digital 3D
  - ✓ Reserved seating



AFC Union Market
- Organic growth in Washington DC – Open in 2015
- State-of-the-art boutique cinema
- 8 Screens - 100% digitalized
  - ✓ Reserved seating



Cinema Exhibition Valuation

(as of 11/22/2013)

READING INTERNATIONAL

Ticker	Name	# of Screen	Cinema Revenue (ttm) (mil)	Cinema EBITDA est. (ttm) (mil)	Cinema EBITDA / Screen (ttm)
RDI	Reading International	438	$ 240.7	$ 33.4	$ 76,339

Ticker	Name	# of Screen	Market Cap (mil)	Price/ Book (mrq)	EV/Rev (ttm)	EV/ EBITDA (ttm)	EBITDA (ttm) (mil)	EBITDA/ Screen (ttm)
RGC	Regal Entertainment	7,343	$ 3,020	N/A	1.7	8.8	$ 578.1	$ 78,728
MCS	Marcus Corporation *	696	$ 387	1.2	1.5	8.2	$ 77.8	$ 111,753
CKEC	Carmike Cinemas	2,476	$ 536	2.2	1.4	7.6	$ 109.0	$ 44,039
CNK	Cinemark Holdings	5,794	$ 3,770	3.4	2.1	9.2	$ 592.6	$ 102,270
	Average	4,077	$ 1,928	2.3	1.7	8.5	$ 339.4	$ 83,234
RDI	Reading International	467 $	169 $	1.4 $	1.2	8.2 $	37.1	

Source: Yahoo Finance, Company 10Q Sep 30, 2013

Real Estate Segment

READING INTERNATIONAL



- the ownership of fee or long-term leasehold interests in properties used in our cinema exhibition activities or which were acquired for the development of cinemas or cinema-based real estate development projects;
- the leasing to shows of our live theaters; and
- the acquisition of fee interests in land for general real estate development;
- the redevelopment of our existing fee owned cinema or live theater sites to their highest and best use.







Real Estate Opportunities

Potential Opportunities

- USA
  - Cinema 123 Redevelopment
  - Union Square Redevelopment





- Australia
  - Moonee Ponds (Melbourne) Sold
  - Burwood Square (Melbourne)
  - Auburn Red Yard ETRC (Sydney) Phase II
  - Newmarket ETRC (Brisbane) Phase II





- New Zealand
  - Courtenay Central ETRC (Wellington) Phase II
  - Lake Taupo





Cinemas 123 Currently

- Bought the property in 2005
- 3 screens, two of which are 3D
- Currently zoned for Restricted Central Commercial and General Residents
- 21,000 sq. ft.; Book Value $23.6Mil


REGENCY HOSP
E 61 ST
205 E 61
CHILDREN'S ALL DAY SCH
121-25 E 60
770 LEX
767 LEX
153 E 60
155-61 E 60
241 E 60
E 60 ST
N R Q
NY ASSOC FOR THE BLIND 111-15 E 59
750 LEX
505 PARK
111-15 E 59
4
5
6
BLOOMINGDALE'S
ALL SAINTS CH
TRAM TO ROOSEVELT ISLAND
E 59 ST
499 PARK
58TH ST LIBRARY 110 E 59
130 E 59
133 E 58
BLOOMBERG 731 LEXINGTON
DECORATION & DESIGN BLDG 979 THIRD
215 E 58
FINE ARTS BLDG 232 E 59
E 58 ST
ARCH & DESRS BLDG 150 E 58
244 E 58
GALLERIA 115 E 57
RITZ TOWER
135 E 57
145 E 57
E 57 ST
445 PARK
118 E 57
130 E 57
686 LEX
LOMBARDY HOTEL
125 E 56
695 LEX
138-40 E 57
681 LEX
FITZPATRICK MHTN HOTEL
950 THIRD
942 THIRD
JACOB BLAUSTEIN BLDG
155 E 56
227 E 56
PS 59
ART & DESIGN HS
E 56 ST
PARK AVE
LEXINGTON AVE
THIRD AVE
SECOND AVE


WHALE RIDER
SPELLBOUND
CAPTURING THE FRIEDMANS



Cinemas 123
Development Example

- We are currently studying the feasibility of redeveloping our Cinemas 1, 2 & 3 property into a commercial and/or residential high rise.
- Located in the Upper East of the Borough of Manhattan
- Neighborhood is Manhattan's premier luxury retail and residential community that boasts one of the highest household incomes in the City.



Union Square

- Bought the property in 2001
- Live theatre with 499 seat, and varies retail tenants
- 21,000 sq. ft. rental; 17,000 sq. ft. of entertainment; Book Value $8.9Mil



915 B'WAY
902 B'WAY
E 20 ST
PARK S
Gramercy Park N
AMC LOWES 19TH ST TH 890 B'WAY
NATL ARTS CLUB
23 GRAMERCY PARK
BROTHERHOOD SYN
E 19 ST
115 FIFTH
111 FIFTH
230 PARK S
225 PARK S
E 18 ST
215 PARK S
200 PARK S
W HOTEL
105 E 17
ST. JOHN THE BAPTIST ORTH CH
E 17 ST
41 UNION SQ
45 IRVING
W IRVING HS
E 16 ST
UNION SQUARE
79 FIFTH
104 FIFTH
100 FIFTH
29 UNION SQ
19 UNION SQ
UNION SQ W
UNION SQ E
181-87 UNION SQ
DARYL ROTH TH
FILLMORE NY AT IRVING PLAZA
34 IRVING
E 15 ST
HEALTH CTR
15 UNION SQ
10 UNION SQ
CON EDISON 4 IRVING
FIFTH AVE
IRVING PL
THIRD AVE
E 14 ST
NEW SCH OF SOCIAL RESEARCH
PARSONS
4 UNION SQ S
REGAL UNION SQ
NYU





NEW YORK FILM ACADEMY
TREVI DELI
WINES & LIQUORS
SUNNY NAILS

Union Square Development Example

- Heart of the Union Square neighborhood, with unobstructed view of the Union Square Park.
- Landmarked on October 29, 2013
- We are currently studying the feasibility of redeveloping our Union square property within the constrains of the landmarking of the building.





Moonee Ponds


SOLD

- Purchase price of AUS$23.0 million is payable in full on April 16, 2015
- Leighton Properties Pty Ltd.
- 40 Hall Street, 62 Aspen Street and 34 Margaret Street
- Bought 1998 & 2006
- 3.3 acre development site
- $12.4Mil Book Value



Burwood

- Bought the property in 1996 former quarry and brick manufacturing plant
- Located within a Major Activity Centre and identified by Whitehorse City Council as Priority Development.
- 50.6 acres ; $54.2Mil Book Value







Burwood Square Zones

- Well regarded eastern suburbs location
- Approximately 66% of the Burwood East workforce is identified as being employed in a white collar profession whereas Melbourne Metro area has 49.9% employed in white collar industries.
- Due to the location and specifically noting the property's proximity to Deakin University, the location is considered suitable for medium to high density residential development.
- Anticipated approximately 700 dwellings, 215,000 sq. ft. office space and over 430,000 sq. ft. of retail space incorporating service business, leisure and entertainment facilities.



Auburn ETRC

READING INTERNATIONAL

- Bought the property in 1998
- Opened 2000
- Real Estate Development Properties
  - 2.6 acres; Book Value $2.1Mil
- Income Producing Real Estate Holdings
  - 60,000 rental and 57,000 entertainment
  - Book Value $35.9Mil
- 9 Screens, Gold Lounge, Dolby Digital 3D
- Stores are Fully leased


KATHMANDU




READING
CINEMAS

Auburn
Potential Development

- New rezoning will allow for big box retail development
- Located within an established residential area which is expected to benefit from future population growth over the short to medium term.



PARRAMATTA ROAD
TELSTRA BUILDING
NORTH CARPARK
CINEMAS
RETAIL
RETAIL
SS
NYRANG STREET

Courtenay Central ETRC

- High Quality Entertainment and Retail Centre
- Bought the property in 1998
- Opened 2002
- One of the largest grossing cinemas in New Zealand
- 10 Screens, Gold Lounge, TITAN XC, Dolby Digital 3D
- Income Producing Real Estate Holdings
  - 38,000 rental and 71,000 entertainment
  - Book Value $26.2Mil









Courtenay Central Car Parks

Multi Story/Surface Parking

- Existing car park produces strong cash flow; integration into development
- Planned supermarket would fill current under utilized ground surface parking lot
- Following the recent earthquake in Wellington, New Zealand which resulted in the closure of our Courtenay Central Car Park, repairs are now proceeding and reopening is scheduled for mid 2014.
- Income Producing Real Estate Holdings
  - 1,086 space parking structure
  - Book Value $10.5Mil
- Real Estate Development Properties
  - 1.1 acres; Book Value $6.8Mil






READING
CINEMAS
TORY
4X4

Courtenay Central Progressive - "Countdown"

- Project will open in June 2015
- 42,000 sq. ft. Countdown Supermarket
- The countdown brand is operated by Progressive Enterprises, who are owned by Woolworths, one of the largest and most solid companies in Australia.
- Reconfigures about 10,000 sq. ft. of existing space
- Access to the existing center, cinema. ETRC
- Approximately 100 additional parking spaces.


countdown


Shop smarter. Shop online
countdown.co.nz


countdown
220 Wakefield

Real Estate Valuation
(as of 11/22/2013)

READING INTERNATIONAL

Ticker	Name	Property Revenue (ttm)	Property EBITDA est. (ttm)
RDI	Reading International	$ 19.1	$ 4.4

Ticker	Name	Market Cap (mil)	Price/ Book (mrq)	EV/Rev (ttm)	EV/EBITDA (ttm)	EBITDA (ttm)
AHD	Amalgamated Holdings Limited	$ 1,300	1.4	1.6	11.3	$ 110.8
AEC	Associated Estates Realty	$ 891	1.9	9.1	17.8	$ 97.8
CDR	Cedar Realty Trust Inc.	$ 392	1.1	8.5	14.8	$ 80.5
EPR	Entertainment Properties Trust	$ 2,630	1.6	12.3	14.5	$ 289.0
	Average	$ 1,303	1.5	7.9	14.6	$ 144.5
RDI	Reading International	$ 168.9	1.4	1.2	8.2	$ 37.1

Source: Yahoo Finance, Company 10Q Sep 30, 2013

Geographic Mix

Assets by Region	Revenue by Region


New Zealand 18% [17%]
USA 29% [26%]
Australia 53% [57%]

Total: $428.6 Million


New Zealand 10% [9%]
Australia 42% [45%]
USA 48% [46%]

Total: $254.4 Million

United States Asset Base

READING INTERNATIONAL





Cinema Assets

- 26 Cinemas / 249 screens

Real Estate:

- **Undeveloped Real Estate Properties**
  - Acreage 202
  - Gross Book Value $4.1Mil
- **Developed Real Estate Properties**
  - Rental 58,000 square footage
  - Entertainment 75,000 square footage
  - Parking Structure Space 55
  - Gross Book Value $47.7Mil
- **Long-Term Leasehold Real Estate Holdings**
  - Rental 4,000 square footage
  - Entertainment 107,000 square footage
  - Gross Book Value $15.2Mil





Plans / Potential Opportunities

- **Cinema 123 New York development**
- **Union Square New York development**
- **Additional Angelika locations (Angelika branding)**
- **Exhibition industry consolidation (VPF)**





Australia Asset Base

Cinema Assets
- 21 Cinemas / 165 screens







Real Estate:
- Undeveloped Real Estate Properties
  - Acreage 56.5
  - Gross Book Value $69.0Mil
- Developed Real Estate Properties
  - Rental 168,000 square footage
  - Entertainment 131,000 square footage
  - Parking Structure Space 1,307
  - Gross Book Value $100.0Mil
- Long-Term Leasehold Real Estate Holdings
  - Rental 6,000 square footage
  - Entertainment 52,000 square footage
  - Gross Book Value $3.7Mil





Plans / Potential Opportunities
- Burwood (Melbourne) sale/development
- Auburn (Sydney) up zoning & resulting Phase II
- Newmarket (Brisbane) Phase II





New Zealand Asset Base

READING
INTERNATIONAL

<u>Cinema Assets</u>

- 9 Cinemas / 53 screens

<u>Real Estate:</u>

- Undeveloped Real Estate Properties
    - Acreage 72
    - Gross Book Value $21.7Mil
- Developed Real Estate Properties
    - Rental 69,000 square footage
    - Entertainment 131,000 square footage
    - Parking Structure Space 1,086
    - Gross Book Value $48.0Mil

<u>Plans / Potential Opportunities</u>

- Courtenay Central Phase II
- Lake Taupo
- Manukau, Auckland potential up-zoning
- Opening in Dunedin
- Potential opening in Auckland





READING


Reading's Long-Term Opportunities







- Increased Cinema segment 'yield' (via both pricing and attendance) through new premium offering's (Gold Lounge, TITAN XC, DOLBY ATMOS, Digital 3D, Reserve seating) and unique niche branding (art and independent - AFC Angelika)
- Cinema industry consolidation
- Repositioning/up-zoning of properties
- Develop core properties long-term cash flows with higher real estate margins
- Sale of non-core properties

Reading's Competitive Advantage







- Cinemas geographically clustered
- Niche Market (AFC)
- Scale creates purchasing pricing power
- Owned entertainment real estate allows redevelopment to higher alternative use (e.g. Murray Hill, Sutton Hill, Cinema 123, Union Square)
- Long-held properties give in-depth knowledge of local market conditions and competition
- Many properties un-encumbered with certain debt fenced off. Leverage supported by the steady cinema business
- NOL's add incremental value to long-held properties with embedded gains over stated book value
  - $24.8Mil in US loss carry forwards
  - $45.9Mil in Australian loss carry forwards
  - $16.3Mil in New Zealand loss carry forwards

2001 to 2012 Yearly Financial Trend

In US$

READING INTERNATIONAL



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
Revenue & Adj EBITDA (000's)
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$(100,000)
Assets & Debt (000's)

	2001 Proforma	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Assets	$170,595	$182,772	$222,866	$230,227	$253,057	$289,231	$346,071	$371,870	$406,417	$430,349	$430,764	$428,588
Debt	$42,382	$50,240	$71,145	$83,252	$109,320	$130,212	$175,648	$237,615	$226,155	$227,983	$208,776	$195,759
Revenue	$70,291	$86,487	$93,739	$102,982	$103,547	$106,124	$119,235	$197,055	$216,740	$229,322	$244,979	$254,430
Adj EBITDA	$(3,707)	$3,532	$6,909	$9,399	$6,022	$17,046	$18,919	$19,777	$31,436	$31,491	$37,272	$38,582

Selected Financial Data

	YTD Sept		As of or for the Year Ended December 31,			
	2013	2012	2012	2011	2010	2009
Revenue	$ 194,681	$ 189,313	$ 254,430	$ 244,979	$ 229,322	$ 216,740
Operating income	$ 16,128	$ 14,647	$ 19,127	$ 18,178	$ 13,069	$ 13,910
Income (loss) from discontinued operations	$ -	$ (121)	$ (405)	$ 1,888	$ 97	$ 12
Net income (loss)	$ 5,934	$ 510	$ (1,406)	$ 10,896	$ (12,034)	$ 6,482
Net income (loss) attributable to Reading International, Inc. shareholders	$ 5,860	$ 361	$ (914)	$ 9,956	$ (12,650)	$ 6,094
Basic earnings (loss) per share	$ 0.25	$ 0.02	$ (0.04)	$ 0.44	$ (0.56)	$ 0.27
Diluted earnings (loss) per share	$ 0.25	$ 0.02	$ (0.04)	$ 0.43	$ (0.56)	$ 0.27
Other Information:						
Shares outstanding	23,385,519	23,083,265	23,083,265	22,806,838	22,804,313	22,588,403
Total assets	$ 393,011	$ 430,157	$ 428,588	$ 430,764	$ 430,349	$ 406,417
Total debt	$ 174,432	$ 202,312	$ 196,597	$ 209,614	$ 228,821	$ 226,993
Working capital (deficit)	$ (65,737)	$ (7,995)	$ (21,415)	$ (12,844)	$ (57,634)	$ (16,229)
Stockholders' equity	$ 125,126	$ 134,095	$ 130,954	$ 124,987	$ 112,639	$ 110,263
EBIT	$ 17,124	$ 15,753	$ 20,416	$ 18,664	$ 13,900	$ 22,618
Depreciation and amortization	$ 11,243	$ 12,016	$ 16,049	$ 16,595	$ 15,563	$ 15,034
EBITDA	$ 28,367	$ 28,043	$ 36,800	$ 35,624	$ 29,814	$ 37,786
Debt to EBITDA TTM *	4.70	6.22	5.34	5.88	7.67	6.01
Capital expenditure (including acquisitions)	$ 12,666	$ 10,470	$ 13,723	$ 9,376	$ 19,371	$ 5,686
Number of employees	2,478	2,375	2,412	2,263	2,109	2,207

Source: Company 10K Dec 31, 2012; 10Q Sep 30, 2013
* EBITDA TTM YTD Sep 2013 $37.1Mil and TTM YTD Sep 2012 $32.5Mil

Equity Snapshot

READING INTERNATIONAL

- 21.9 mil shares Class A Nonvoting Common,
- 1.5 mil shares Class B Voting Common

NASDAQ Listed:	This Year RDI		Prior Year RDI	
Price (Class A and B) (11/22/2013) vs. (11/30/2012):	$ 7.10	$ 9.01	$ 5.69	$ 7.74
Market Cap (Class A and B) (11/22/2013) vs. (11/30/2012):		$168.9 mil		$133.9 mil
Shares Outstanding (09/30/2013) vs. (09/30/2012)		23.4 mil		23.1 mil
Float (11/22/2013) vs. (05/15/2012)		16.9 mil		17.2 mil
Revenues (YTD to 09/30/2013 & 2012)		$194.7 mil		$189.3 mil
Net income (YTD to 09/30/2013 & 2012)		$5.934 mil		$0.510 mil
EBITDA (YTD to 09/30/2013 & 2012)		$28.4 mil		$28.0 mil

Source: Yahoo Finance, Company 10Q for Sep 30, 2013

In Conclusion

READING INTERNATIONAL

- We are a stable cinema business with stable cash flow
  - That pursues potential acquisitions when opportunities arise.
  - Has the ability to organically grow the segment internally.
  - That is willing and able to invest in building and maintaining its infrastructure to provide the latest technology and comfort to its customers.

- We have built a solid portfolio of real estate assets
  - That has allowed us to build Entertainment Themed Retail Centre's.
  - Large portfolio of Undeveloped Land
  - Which has led us to partner up with other investors to maximize the value of our assets.
  - Which are long term in nature.

Appendix

Newmarket









Coachella

READING INTERNATIONAL


IV
V
III
II
VI
VII
VIII
I
IX
X
XI



Looking North From Tyler Street, Toward Avenue 47



Looking Southwest toward Parcel 17
(Route 86-S Westerly Border)


North Palm Springs
Riverside
Coachella Valley
Palm Springs
Thousand Palms
Cathedral City
Rancho Mirage
Bermuda Dunes
Palm Desert
Indian Wells
Indio
Subject
La Quinta
Coachella
bing

Manukau



South Western Motorway



Piggott
Kirkpatrick
Tunicia
Cooney
Landplan
McAlister

THANK YOU

READING
INTERNATIONAL